UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) September 14, 2011

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in its Charter)

Florida	001-34953	59-3252632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12425 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 14, 2011, SRI/Surgical Express, Inc. issued a press release announcing that it has retained McColl Partners, LLC to explore and evaluate strategic alternatives for the Company to enhance shareholder value. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 14, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: September 14, 2011	By:	/s/ Mark R. Faris
Mark R. Faris
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 14, 2011.